Prepaid Expenses	12 Months Ended
Mar. 31, 2019
Prepaid Expenses
PREPAID EXPENSES

NOTE 5 – PREPAID EXPENSES

Prepaid expenses consisted of the following as of March 31, 2019 and 2018:

	As of March 31,
	2019	2018
Deposit for purchase of raw materials	$5,940,447	$-
Other prepaid expenses	110,087	28,298
Total	$6,050,534	$28,298

In March 2019, the Company prepaid $5,940,447 (RMB 40 million) to Shandong Guanxian Lingzhibao Biological Co., Ltd. (Guanxian Lingzhibao) to purchase certain materials that the Company uses in its products. The prepayment was an initial deposit for the purchase in order to secure the quantities Guanxian Linzhibao produces. The prepayment the Company made is fully refundable in condition of failure of supply caused by Guanxian Lingzhibao.

The Company expects to receive the materials from Guanxian Lingzhibao in September 2019 and the prepayment will be applied upon receipt of goods.